As filed with the Securities and Exchange Commission on December 3, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report September 30, 2021

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	September 30, 2021	3

President’s Letter	(Unaudited) September 30, 2021

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report for the six-month period ended September 30, 2021. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2021

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2021

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended September 30, 2021, non-Agency residential mortgage-backed securities (non-Agency RMBS) rallied as home price appreciation accelerated. Deal redemption volume slowed from previous months but still reached nearly $14.5 billion. The sector continued to benefit from solid fundamentals, as 70% to 85% of COVID-19-era-affected loans either prepaid or became current—partially attributable to forbearance assistance programs and rising home prices. Home prices hit their all-time year-over-year high of 19.9% in July, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. In September, Freddie Mac announced a tender offer for eight Structured Agency Credit Risk bonds of vintages between 2014 and 2017. The total amount to be purchased was $650 million of original face value, where the tender price would range from 50 cents to $1 higher than current market levels. The bonds chosen for the tender offer did not offer any capital relief to Freddie Mac. The tender offer was 2.5x oversubscribed, and Freddie Mac accepted the entire early tender.

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the six-month period ended September 30, 2021, spreads of non-Agency commercial mortgage-backed securities (non-Agency CMBS) moved tighter alongside a broader economic reopening combined with improving credit fundamentals and a market awash with liquidity. While there were some bouts of spread volatility due to Delta variant concerns, the non-Agency CMBS market continued to improve. The period marked $79.0 billion in new issuance, compared to $20.3 billion in the same period a year ago. While issuance of conduit bonds comprised roughly 40% of 2019 issuance, it is expected to fall to around 30% in 2021, according to data compiled from several financial research firms, with single asset, single borrower issuance increasing to 44% from 39% in 2019 and commercial real estate collateralized loan obligation issuance increasing to 29% from 17%. For the six-month period, AAA last cash flows (LCFs) tightened by 4 basis points (bps) while BBB- LCFs tightened by 40 bps. While conduit BBB- paper initially widened in the third quarter on heavy supply, lower-quality new-issue conduit BBB- paper caused additional widening in September. The delinquency rate for commercial real estate loans peaked at 6.52% during the six-month period as a result of volatility associated with the pandemic, but the delinquency rate trended down to 5.25% at the end of September, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 1.84% for the six-month period, underperforming the broader Bloomberg Barclays US Aggregate Bond Index’s 1.88%. The RCA Commercial Property Price Index increased 7.31% for the six-month period ended August 31, the most recent month for which data was available, compared to 5.78% over the previous six-month period.

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended September 30, 2021, the collateralized loan obligation (CLO) market priced $90.5 billion in new issuance across 181 transactions. August delivered the highest total, with $19.2 billion pricing across 35 deals. After adding September’s volume, year-to-date primary issue totaled $130.2 billion, surpassing the annual issuance record of $128.9 billion set in 2018. Reset activity, when the debt on existing portfolios is repriced and deal reinvestment periods are extended, and refinance activity were also elevated, as 2020 vintage deals exited their one-year noncall periods, and spread levels remained favorable. Refi and reset activity contributed an additional $120.3 billion of deal volume over the six-month period. Secondary trading volumes were lower on average, much in part due to the primary pipeline’s unprecedented flow. CLO market-based metrics improved on the heels of the S&P/LSTA Leveraged Loan Price Index, which gained 1.10%. CLO fundamentals also strengthened, resulting in improvements to minimum overcollateralization cushions and reductions of collateral concentrations rated CCC. The last 12-month U.S. leveraged loan default rate by principal amount also declined, ending September at 0.35%, 280 basis points below its starting level. Spreads across the capital structure tightened modestly in the six-month period. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index gained 1.16%.

Semi-Annual Report	|	September 30, 2021	5

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2021

DoubleLine Selective Credit Fund

For the six-month period ended September 30, 2021, the DoubleLine Selective Credit Fund (the “Fund”) outperformed the benchmark Bloomberg US Aggregate Bond Index, return of 1.88%. The Fund’s performance was driven by asset allocation, as the Fund maintained more credit exposure than the index and credit products performed well. The largest contributor to the Fund’s performance was non-Agency residential mortgage-backed securities, which benefited from solid fundamentals, as assistance programs and rising home prices enabled at least 70% of COVID-19-era-impacted loans to prepay or become current. Commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations also contributed to the Fund’s performance. No sector detracted from performance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-share (DBSCX)	2.50%

Bloomberg US Aggregate Bond Index*	1.88%%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11. You should read these reports and the Fund’s private placement memorandum carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including fee waivers in effect. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other assets classes and investments. Additional principal risks for the Fund can be found in the private placement memorandum.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974 (ERISA), which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Conduit Bond—Type of municipal bond sold by a governmental entity for the purpose of making proceeds available to a private entity usually in furtherance of a public purpose. An example would be bonds in connection with nonprofit hospitals or affordable housing.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

6	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

Last Cash Flow (LCF)—Remaining income or other payments made on collateral after all other debtholders have been paid in full.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Spread – Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Structured Agency Credit Risk (STACR)—Notes issued by a bankruptcy remote trust that is treated as a real estate mortgage investment conduit, a proven framework for structured credit securities. STACR reference pools are primarily made up of recently originated single-family mortgages purchased by Freddie Mac. All loans in STACR transactions undergo a rigid credit risk transfer eligibility process in addition to Freddie Mac’s risk management framework for the life cycle of the loan. Pricing is paid based on tranche spread plus the 30-day compounded average secured overnight financing rate.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	|	September 30, 2021	7

Standardized Performance Summary	(Unaudited) September 30, 2021

DBSCX
DoubleLine Selective Credit Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 9-30-21)

I-share (DBSCX)	2.50%	5.89%	3.72%	4.86%	5.03%

Bloomberg US Aggregate Bond Index	1.88%	-0.90%	5.36%	2.94%	3.20%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	Waterfall Commercial Mortgage Trust,
954,434	Series 2015-SBC5-A	4.10%	(a)(b)	09/14/2022	970,725

	Total Asset Backed Obligations (Cost $954,094)				970,725

COLLATERALIZED LOAN OBLIGATIONS 0.3%

	Babson Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.58%	(b)	10/20/2030	974,582

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.28%	(b)	07/15/2029	992,633

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	6.78%	(b)	07/20/2029	495,129

	Total Collateralized Loan Obligations (Cost $2,480,000)				2,462,344

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.5%

	20 Times Square Trust,
381,000	Series 2018-20TS-G	3.20%	(a)(b)	05/15/2035	354,715

	BB-UBS Trust,
208,705	Series 2012-TFT-TE	3.68%	(a)(b)(h)	06/05/2030	159,190

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.04%	(b)	03/15/2037	756,133

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.57%	(a)(b)	02/10/2048	221,468
155,000	Series 2016-GC36-D	2.85%	(b)	02/10/2049	111,051

	Commercial Mortgage Pass-Through Certificates,
194,000	Series 2014-CR19-C	4.86%	(a)	08/10/2047	203,995

	FREMF Mortgage Trust,
65,445	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.13%	(b)	07/25/2023	66,191

	JP Morgan Chase Commercial Mortgage Securities Trust,
83,147	Series 2006-LDP9-AMS	5.34%		05/15/2047	72,961
208,000	Series 2016-WIKI-E	4.14%	(a)(b)	10/05/2031	207,679
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.85%, 2.60% Floor)	2.93%	(b)	07/05/2033	351,020
350,000	Series 2018-WPT-EFX	5.54%	(a)(b)	07/05/2033	362,230
350,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	358,033

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.65%	(a)	10/15/2047	259,501
350,000	Series 2014-C19-C	4.00%		12/15/2047	368,367

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(b)	11/15/2034	556,717

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.41%	(b)	11/11/2034	408,647

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,789,470)				4,817,898

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 93.1%

	Adjustable Rate Mortgage Trust,
4,631,190	Series 2005-10-5A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.00% Cap)	0.61%		01/25/2036	4,508,727

	Alternative Loan Trust,
2,396,569	Series 2005-4-1A3	5.75%		04/25/2035	2,138,173
3,952,994	Series 2005-55CB-2A1	5.50%		11/25/2035	3,159,698
3,415,110	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.64%		01/25/2036	2,042,345
3,415,110	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.86%	(c)(e)	01/25/2036	545,180
7,069,331	Series 2005-80CB-4A1	6.00%		02/25/2036	5,242,137
5,401,638	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.45%		06/25/2047	4,816,813

	AMSR Trust,
1,750,000	Series 2020-SFR2-C	2.53%	(b)	07/17/2037	1,782,299
6,000,000	Series 2020-SFR4-E2	2.46%	(b)	11/17/2037	5,970,280
7,750,000	Series 2020-SFR4-F	2.86%	(b)	11/17/2037	7,684,949

	Angel Oak Mortgage Trust LLC,
3,764,907	Series 2019-4-A3	3.30%	(a)(b)	07/26/2049	3,796,913
4,500,000	Series 2021-5-M1	2.39%	(a)(b)	07/25/2066	4,477,660

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	(a)(b)	10/25/2048	7,803,150

	Asset Backed Pass-Through Certificates,
9,500,000	Series 2005-R4-M6 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	1.09%		07/25/2035	9,357,904

	Asset Backed Securities CorporationHome Equity Loan Trust,
5,618,312	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.33%		01/15/2033	5,760,201

	Banc of America Funding Corporation,
1,573,520	Series 2006-2-2A11	5.50%		03/25/2036	1,552,229
1,139,067	Series 2007-1-TA8	6.35%		01/25/2037	1,161,600
3,992,884	Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%	(b)	06/26/2036	3,963,763

	Banc of America Mortgage Securities Trust,
1,680,478	Series 2006-3-1A10	6.00%		10/25/2036	1,681,919

	BCAP LLC Trust,
13,113,221	Series 2012-RR4-6A2	2.68%	(a)(b)	11/26/2035	7,580,949
5,703,262	Series 2013-RR2-6A2	3.05%	(a)(b)	06/26/2037	5,021,199

	Bear Stearns Adjustable Rate Mortgage Trust,
2,988,748	Series 2006-2-2A1	2.92%	(a)	07/25/2036	2,900,668

	Bear Stearns Asset Backed Securities Trust,
3,233,529	Series 2005-10-23A1	2.94%	(a)	01/25/2036	3,174,355
1,967,102	Series 2006-4-31A1	2.93%	(a)	07/25/2036	1,631,555
2,213,903	Series 2006-AC5-A1	6.25%	(j)	12/25/2036	2,223,796
8,766,562	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		10/25/2036	11,566,903
1,025,982	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.55%		04/25/2036	1,656,759

	BRAVO Residential Funding Trust,
11,986,875	Series 2021-B-A1	2.12%	(b)(i)	04/01/2069	11,980,421

	CAFL Issuer LLC,
10,200,000	Series 2021-RTL1-A1	2.24%	(b)(i)	03/26/2029	10,269,207

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carrington Mortgage Loan Trust,
7,669,236	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.23%		12/25/2036	7,478,676

	Chase Mortgage Finance Trust,
1,922,811	Series 2006-S2-1A9	6.25%		10/25/2036	1,290,754
3,976,120	Series 2006-S3-1A2	6.00%		11/25/2036	2,588,884
354,475	Series 2007-S3-1A12	6.00%		05/25/2037	238,345

	CHL Mortgage Pass-Through Trust,
2,176,843	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.56%	(c)(e)	09/25/2036	434,371
2,176,843	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	0.69%		09/25/2036	757,647
6,018,297	Series 2007-21-1A1	6.25%		02/25/2038	4,280,278
4,093,204	Series 2007-HYB1-2A1	2.87%	(a)	03/25/2037	3,914,720

	Citi Mortgage Alternative Loan Trust,
1,244,683	Series 2006-A1-1A6	6.00%		04/25/2036	1,270,672

	Citigroup Mortgage Loan Trust, Inc.,
938,160	Series 2005-9-21A2	5.50%		11/25/2035	959,969
442,803	Series 2007-AR8-1A1A	2.96%	(a)	08/25/2047	436,081
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.09%		07/25/2037	8,419,398
1,313,709	Series 2011-12-1A2	3.01%	(a)(b)	04/25/2036	1,004,104
3,954,941	Series 2021-JL1-A	2.75%	(a)(b)	02/27/2062	3,937,965

	Citigroup Mortgage Loan Trust,
4,636,720	Series 2009-10-2A2	7.00%	(a)(b)	12/25/2035	4,262,737
11,146,382	Series 2019-A-PT1	3.92%	(b)	10/25/2058	11,014,383
18,295,783	Series 2019-E-A1	3.23%	(b)(i)	11/25/2070	18,342,807
11,664,358	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	11,673,472
1,040,000	Series 2020-RP1-M1	2.00%	(a)(b)	08/25/2064	1,009,748
874,000	Series 2020-RP1-M2	2.50%	(a)(b)	08/25/2064	871,141
738,000	Series 2020-RP1-M3	2.75%	(a)(b)	08/25/2064	715,975
1,949,398	Series 2020-RP1-PT5	8.31%	(a)(b)	08/25/2064	1,956,209

	CitiMortgage Alternative Loan Trust,
5,044,299	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		05/25/2036	4,407,879
5,554,984	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(c)(e)	05/25/2036	804,737
8,438,443	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	0.59%		05/25/2037	7,071,384
8,438,443	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(c)(e)	05/25/2037	1,261,689
2,442,580	Series 2007-A6-1A4	6.00%		06/25/2037	2,458,601
1,664,582	Series 2007-A6-1A5	6.00%		06/25/2037	1,675,569
2,419,775	Series 2007-A8-A1	6.00%		10/25/2037	2,395,993

	Countrywide Alternative Loan Trust,
490,788	Series 2004-22CB-1A1	6.00%		10/25/2034	510,799
966,574	Series 2005-28CB-2A7	5.75%		08/25/2035	831,716
1,340,350	Series 2005-46CB-A20	5.50%		10/25/2035	1,233,640
2,716,912	Series 2005-65CB-1A11	6.00%		01/25/2036	2,465,168
209,297	Series 2005-73CB-1A3	6.25%		01/25/2036	216,176
1,301,497	Series 2006-14CB-A8	6.00%		06/25/2036	988,060
2,884,415	Series 2006-41CB-2A12	6.00%		01/25/2037	2,186,599
1,101,077	Series 2006-41CB-2A15	5.75%		01/25/2037	813,321
3,351,185	Series 2006-46-A6	6.00%		02/25/2047	2,454,390
2,093,748	Series 2006-7CB-2A1	6.50%		05/25/2036	1,524,558
1,094,103	Series 2006-8T1-1A4	6.00%		04/25/2036	745,760
1,226,294	Series 2006-J4-2A13	6.00%		07/25/2036	983,587
3,376,966	Series 2006-J4-2A8	6.00%		07/25/2036	2,708,601
1,074,435	Series 2006-J6-A5	6.00%		09/25/2036	794,120
858,850	Series 2007-13-A4	6.00%		06/25/2047	629,673

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Asset Backed Certificates,
19,390,473	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		06/25/2047	18,837,643
8,580,868	Series 2006-25-M1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		06/25/2047	8,371,944

	Countrywide Home Loans,
96,238	Series 2006-10-1A11	5.85%		05/25/2036	64,559
573,552	Series 2006-17-A6	6.00%		12/25/2036	362,549
1,360,168	Series 2006-19-1A7	6.00%		01/25/2037	971,850
1,735,620	Series 2006-9-A2	6.00%		05/25/2036	1,198,356
6,869,870	Series 2007-15-1A29	6.25%		09/25/2037	5,664,955
496,042	Series 2007-4-1A10	6.00%		05/25/2037	321,939
345,441	Series 2007-8-1A5	5.44%		01/25/2038	219,220

	Credit Suisse First Boston Mortgage Securities Corporation,
1,226,809	Series 2005-12-5A1	5.25%		01/25/2036	1,246,170
808,121	Series 2005-9-3A2	6.00%		10/25/2035	353,230

	Credit Suisse Mortgage Capital Certificates,
849,009	Series 2006-6-1A10	6.00%		07/25/2036	633,595
607,053	Series 2008-2R-1A1	6.00%	(b)	07/25/2037	519,906
2,819,989	Series 2009-9R-10A2	5.50%	(b)	12/26/2035	2,167,505
1,091,451	Series 2011-17R-1A2	5.75%	(b)	02/27/2037	1,136,506
3,052,408	Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	3,055,479

	CSMC Mortgage-Backed Trust,
4,293,128	Series 2006-7-10A1	6.75%		08/25/2036	3,544,830

	CSMC Trust,
3,800,000	Series 2020-AFC1-M1	2.84%	(a)(b)	02/25/2050	3,813,693
14,946,222	Series 2020-RPL1-PT1	3.42%	(a)(b)	10/25/2069	15,126,234

	CWALT, Inc.,
2,034,181	Series 2004-27CB-A6	5.50%		12/25/2034	2,007,777

	Deutsche Mortgage Securities, Inc.,
956,985	Series 2009-RS2-1A2	2.84%	(a)(b)	09/26/2036	928,251

	Deutsche Securities, Inc.,
730,630	Series 2005-6-2A1	5.50%		12/25/2035	722,245
269,557	Series 2006-AB4-A1A	6.01%	(a)	10/25/2036	272,700

	Ellington Financial Mortgage Trust,
4,735,000	Series 2019-2-B1	4.07%	(a)(b)	11/25/2059	4,822,654

	First Horizon Alternative Mortgage Securities Trust,
672,136	Series 2005-FA8-1A3	5.50%		11/25/2035	478,358
1,937,919	Series 2007-FA3-A8	6.00%		06/25/2037	1,098,330
2,216,298	Series 2007-FA4-1A4	6.25%		08/25/2037	1,447,580

	First Horizon Mortgage Pass-Through Trust,
141,782	Series 2006-1-1A2	6.00%		05/25/2036	95,947

	FirstKey Homes Trust,
3,000,000	Series 2020-SFR1-F1	3.64%	(b)	08/17/2037	3,073,314
9,500,000	Series 2020-SFR2-D	1.97%	(b)	10/19/2037	9,472,879
9,500,000	Series 2020-SFR2-E	2.67%	(b)	10/19/2037	9,644,356

	FMC GMSR Issuer Trust,
10,000,000	Series 2021-GT1-A	3.62%	(a)(b)	07/25/2026	10,000,576

	FWD,
2,150,000	Series 2019-INV1-M1	3.48%	(a)(b)	06/25/2049	2,173,090

	GreenPoint Mortgage Funding Trust,
5,320,270	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	1.49%		10/25/2045	4,534,962

	GSAMP Trust,
9,066,151	Series 2007-NC1-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.22%		12/25/2046	6,372,969

	GSR Mortgage Loan Trust,
322,567	Series 2006-2F-3A4	6.00%		02/25/2036	218,319
1,812,680	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.46%	(c)(e)	10/25/2036	456,612

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSR Mortgage Loan Trust, (Cont.)
1,812,680	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		10/25/2036	832,767
968,772	Series 2007-1F-3A14	5.75%		01/25/2037	818,472
1,973,160	Series 2007-2F-3A3	6.00%		03/25/2037	1,441,180

	HarborView Mortgage Loan Trust,
6,149,694	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.51%		02/19/2046	5,755,615
4,511,081	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.09%		10/25/2037	4,415,741

	HMIR,
2,758,706	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.74%	(b)	05/25/2029	2,759,423

	Home Partners of America Trust,
3,769,052	Series 2019-2-C	3.02%	(b)	10/19/2039	3,778,597
4,010,633	Series 2019-2-D	3.12%	(b)	10/19/2039	3,946,957
7,549,428	Series 2019-2-E	3.32%	(b)	10/19/2039	7,471,444

	HSI Asset Loan Obligation Trust,
2,237,495	Series 2007-1-3A6	6.00%		06/25/2037	1,584,831

	IndyMac Mortgage Loan Trust,
4,059,131	Series 2007-AR1-3A1	3.11%	(a)	06/25/2037	3,557,598

	JP Morgan Alternative Loan Trust,
3,227,681	Series 2006-S4-A4	6.46%		12/25/2036	3,245,505
2,686,229	Series 2008-R2-A1	6.00%	(a)(b)	11/25/2036	2,101,657

	JP Morgan Mortgage Trust,
383,976	Series 2005-S3-1A1	6.50%		01/25/2036	283,764
1,661,641	Series 2006-A5-3A2	2.80%	(a)	08/25/2036	1,514,226
2,110,121	Series 2007-S1-2A8	5.75%		03/25/2037	1,297,746

	Lavender Trust,
1,078,797	Series 2010-R11A-A4	6.25%	(a)(b)	10/26/2036	667,426

	Legacy Mortgage Asset Trust,
3,358,000	Series 2019-GS2-A2	4.25%	(b)(i)	01/25/2059	3,361,398
4,000,000	Series 2019-GS3-A2	4.25%	(b)(i)	04/25/2059	4,011,126
5,000,000	Series 2019-GS4-A2	4.25%	(b)(i)	05/25/2059	5,006,516
12,500,000	Series 2019-GS6-A2	4.45%	(b)(i)	06/25/2059	12,574,635
11,200,000	Series 2019-GS7-A2	4.50%	(b)(i)	11/25/2059	11,257,821
14,551,705	Series 2019-RPL3-PT1	4.30%	(b)	06/25/2058	15,230,716

	Lehman Mortgage Trust,
1,699,050	Series 2007-1-2A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%	(b)	06/25/2037	1,421,817
6,626,690	Series 2007-1-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%	(b)	06/25/2037	5,564,785

	Lehman XS Trust,
2,134,105	Series 2006-17-1A4A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		08/25/2046	2,068,922
26,380,218	Lehman XS Trust, Series 2007-14H-A3 (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.19%		07/25/2047	21,778,286

	LHOME Mortgage Trust,
5,800,000	Series 2019-RTL3-A1	3.87%	(b)	07/25/2024	5,831,377
3,000,000	Series 2021-RTL1-A2	2.86%	(a)(b)	09/25/2026	2,993,903

	Long Beach Mortgage Loan Trust,
7,269,289	Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	0.67%		03/25/2046	3,591,091

	MASTR Adjustable Rate Mortgages Trust,
5,028,285	Series 2005-6-3A2	2.45%	(a)	07/25/2035	2,586,288

	MASTR Alternative Loans Trust,
1,200,239	Series 2004-10-5A5	5.75%		09/25/2034	1,243,225

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mastr Asset Backed Securities Trust,
17,592,093	Series 2006-WMC3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.22%		08/25/2036	8,817,720

	Merrill Lynch Alternative Note Asset Trust,
1,456,919	Series 2007-F1-2A6	6.00%		03/25/2037	861,272

	Merrill Lynch Mortgage Investors Trust,
1,072,161	Series 2006-AF1-AF3B	6.25%		08/25/2036	633,136

	MFT Trust,
4,600,000	Series 2021-NQM2-M1	2.37%	(a)(b)	11/25/2064	4,582,104

	Morgan Stanley Mortgage Loan Trust,
4,608,850	Series 2005-10-4A1	5.50%		12/25/2035	3,635,596
770,271	Series 2007-12-3A4	6.25%		08/25/2037	481,123

	Morgan Stanley Resecuritization Trust,
19,924,765	Series 2014-R7-B1	3.70%	(a)(b)	01/26/2051	20,668,498

	New Century Home Equity Loan Trust,
5,023,759	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.27%		05/25/2036	4,931,772

	New Residential Mortgage Loan Trust,
2,466,075	Series 2018-FNT1-B	3.91%	(b)	05/25/2023	2,468,552
2,300,000	Series 2019-NQM4-B1	3.74%	(a)(b)	09/25/2059	2,306,921

	NLT Trust,
4,500,000	Series 2021-INV2-B1	3.32%	(a)(b)	08/25/2056	4,450,305

	Nomura Asset Acceptance Corporation,
3,435,383	Series 2006-AP1-A2	5.52%	(a)	01/25/2036	1,463,828
998,103	Series 2007-1-1A1A	6.00%	(j)	03/25/2047	1,007,196

	Oaktown Ltd.,
12,000,000	Series 2018-1A-M2 (1 Month LIBOR USD + 2.85%)	2.94%	(b)	07/25/2028	12,117,241

	Opteum Mortgage Acceptance Corporation Trust,
7,538,537	Series 2006-2-A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		07/25/2036	3,678,459

	PMT Credit Risk Transfer Trust 2019-2R,
8,652,332	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.84%	(b)	05/27/2023	8,574,464

	PMT Credit Risk Transfer Trust,
4,722,875	Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.79%	(b)	10/27/2022	4,753,442
2,864,068	Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.00%	(b)	02/27/2024	2,927,631
10,000,000	Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.09%	(b)	03/25/2026	10,017,290

	PNMAC GMSR Trust,
11,000,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.44%	(b)	04/25/2023	11,025,402

	Popular ABS Mortgage Pass-Through Trust,
1,637,887	Series 2005-6-A4	3.45%	(j)	01/25/2036	1,639,670

	PR Mortgage Loan Trust,
471,580	Series 2014-1-APT	5.90%	(a)(b)	10/25/2049	470,500

	Pretium Mortgage Credit Partners LLC,
6,287,655	Series 2021-NPL1-A1	2.24%	(b)(i)	09/27/2060	6,295,223
9,182,334	Series 2021-RN1-A1	1.99%	(b)(i)	02/25/2061	9,179,634
4,500,000	Series 2021-RN2-A1	1.74%	(b)(i)	07/25/2051	4,530,605
5,000,000	Series 2021-RN3-A1	1.84%	(b)(i)	09/25/2051	5,037,255

	PRPM LLC,
2,825,803	Series 2020-4-A1	2.95%	(b)(i)	10/25/2025	2,839,552
5,800,000	Series 2020-5-A2	5.44%	(b)(i)	11/25/2025	5,837,974
9,800,000	Series 2021-2-A2	3.77%	(a)(b)	03/25/2026	9,811,456

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PRPM LLC, (Cont.)
6,157,028	Series 2021-6-A1	1.79%	(b)(i)	07/25/2026	6,163,239
5,987,000	Series 2021-6-A2	3.47%	(b)(i)	07/25/2026	5,984,394
4,375,480	Series 2021-7-A1	1.87%	(b)(i)	08/25/2026	4,405,286

	RALI Trust,
2,836,637	Series 2006-QS3-1A14	6.00%		03/25/2036	2,806,056

	RBSGC Mortgage Loan Trust,
617,990	Series 2007-A-2A4	6.25%		01/25/2037	625,770

	Renaissance Home Equity Loan Trust,
15,677,211	Series 2006-2-AF2	5.76%	(j)	08/25/2036	9,241,929
9,142,541	Series 2006-3-AF4	5.81%	(j)	11/25/2036	4,897,658

	Residential Accredit Loans, Inc.,
1,679,736	Series 2005-QS12-A3	5.50%		08/25/2035	1,676,390
1,210,747	Series 2005-QS13-1A6	5.50%		09/25/2035	1,168,224
424,821	Series 2006-QS12-1A1	6.50%		09/25/2036	278,634
2,151,017	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	0.29%		09/25/2036	1,709,743
2,151,017	Series 2006-QS12-2A13	7.19%	(c)(d)(e)	09/25/2036	457,119
2,756,727	Series 2006-QS18-1A4	6.25%		12/25/2036	2,777,988
906,036	Series 2006-QS7-A2	6.00%		06/25/2036	851,067
783,613	Series 2007-QS11-A1	7.00%		10/25/2037	765,974
6,192,380	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(c)(e)	01/25/2037	1,030,563
6,192,380	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.64%		01/25/2037	4,634,268
461,648	Series 2007-QS5-A1	5.50%		03/25/2037	448,035

	Residential Asset Securitization Trust,
4,242,188	Series 2006-A12-A1	6.25%		11/25/2036	2,341,588
1,039,232	Series 2006-A8-1A1	6.00%		08/25/2036	890,323

	Residential Funding Mortgage Securities Trust,
393,735	Series 2006-SA2-3A1	4.18%	(a)	08/25/2036	363,004

	Securitized Asset Backed Receivables LLC Trust,
11,465,234	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		03/25/2036	11,057,059

	Sequoia Mortgage Trust,
228,734	Series 2013-9-AP	0.00%	(b)(f)	07/25/2043	218,553

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor)	0.78%		12/25/2035	7,822,718

	Stanwich Mortgage Loan Company,
3,989,415	Series 2019-RPL1-A	3.72%	(b)(i)	02/15/2049	4,029,098

	Starwood Mortgage Residential Trust,
3,658,023	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	3,678,115

	Structured Adjustable Rate Mortgage Loan Trust,
3,250,100	Series 2005-17-5A1	2.67%	(a)	08/25/2035	2,508,753
1,997,698	Series 2005-22-4A1	3.10%	(a)	12/25/2035	1,925,307
982,736	Series 2008-1-A2	2.76%	(a)	10/25/2037	902,719

	Structured Asset Mortgage Investments Trust,
3,763,019	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.45%		07/25/2046	3,377,852
3,954,788	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.47%		07/25/2046	3,247,103
7,635,457	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.51%		08/25/2036	7,806,121
7,380,577	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	0.28%		09/25/2047	7,130,535

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation Mortgage Loan Trust,
4,500,000	Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		11/25/2037	4,239,128

	Structured Asset Securities Corporation,
16,010,738	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%	(b)	03/25/2037	13,249,312

	Thornburg Mortgage Securities Trust,
186,954	Series 2007-4-2A1	1.98%	(a)	09/25/2037	189,391

	Toorak Mortgage Corporation Ltd.,
1,800,000	Series 2019-2-A2	4.21%	(i)	09/25/2022	1,810,118

	TVC Mortgage Trust,
4,300,000	Series 2020-RTL1-A2	3.97%	(b)(i)	09/25/2024	4,264,278

	VCAT Asset Securitization LLC,
5,000,000	Series 2021-NPL6-A1	1.92%	(b)(i)	09/25/2051	5,037,205

	VCAT LLC,
4,995,522	Series 2021-NPL5-A1	1.87%	(b)(i)	08/25/2061	4,997,493

	Velocity Commercial Capital Loan Trust,
1,759,060	Series 2019-1-M6	6.79%	(a)(b)	03/25/2049	1,799,621
647,795	Series 2019-2-M5	4.93%	(a)(b)	07/25/2049	656,999
3,161,396	Series 2019-2-M6	6.30%	(a)(b)	07/25/2049	3,214,230
1,855,241	Series 2020-1-M6	5.69%	(a)(b)	02/25/2050	1,877,658
1,731,248	Series 2021-1-M3	2.57%	(a)(b)	05/25/2051	1,716,232
4,443,493	Series 2021-1-M4	2.85%	(a)(b)	05/25/2051	4,405,025
3,782,366	Series 2021-2-M4	3.08%	(a)(b)	08/25/2051	3,763,150

	Verus Securitization Trust,
2,200,000	Series 2020-1-B1	3.62%	(a)(b)	01/25/2060	2,231,814
8,963,762	Series 2020-4-A1	1.50%	(b)(i)	05/25/2065	9,016,019
1,607,057	Series 2020-NPL1-A1	3.60%	(b)(i)	08/25/2050	1,609,593
2,073,000	Series 2021-R2-B1	3.25%	(a)(b)	02/25/2064	2,085,558

	VOLT LLC,
4,977,875	Series 2021-NPL6-A1	2.24%	(b)(i)	04/25/2051	4,983,569
13,242,343	Series 2021-NPL8-A1	2.12%	(b)(i)	04/25/2051	13,282,081

	WaMu Mortgage Pass-Through Certificates Trust,
12,182,266	Series 2006-AR18-1A1	2.58%	(a)	01/25/2037	12,280,326
8,839,720	Series 2007-HY7-3A1	2.98%	(a)	07/25/2037	9,051,659

	Washington Mutual Mortgage Pass-Through Certificates,
1,184,057	Series 2005-10-2A8	6.00%		11/25/2035	1,226,454
3,065,286	Series 2006-5-2CB6	6.00%		07/25/2036	2,668,947
7,559,997	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.05%		09/25/2046	7,212,189
2,228,560	Series 2007-2-1A6	6.00%		04/25/2037	2,209,227
148,165	Series 2007-4-1A1	5.50%		06/25/2037	150,790

	Wells Fargo Alternative Loan Trust,
646,103	Series 2007-PA3-1A4	5.75%		07/25/2037	655,597

	Wells Fargo Mortgage Backed Securities Trust,
641,638	Series 2006-AR4-2A1	2.80%	(a)	04/25/2036	631,337
3,339,745	Series 2007-7-A1	6.00%		06/25/2037	3,366,923

	ZH Trust,
8,000,000	Series 2021-2-A	2.35%	(b)	10/17/2027	8,057,752
2,000,000	Series 2021-2-B	3.51%	(b)	10/17/2027	2,014,888

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $961,215,415)				927,117,614

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 7.2%
24,045,885	First American Government Obligations Fund - Class U	0.03%	(g)		24,045,885
24,045,886	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(g)		24,045,886
24,045,886	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(g)		24,045,886

	Total Short Term Investments (Cost $72,137,657)				72,137,657

	Total Investments 101.2% (Cost $1,041,576,636)				1,007,506,238
	Liabilities in Excess of Other Assets (1.2)%				(11,753,951)

	NET ASSETS 100.0%				$995,752,287

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	93.1%
Short Term Investments	7.2%
Non-Agency Commercial Mortgage Backed Obligations	0.5%
Collateralized Loan Obligations	0.3%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(1.2)%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Interest only security

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	Principal only security

(g)	Seven-day yield as of period end

(h)	Value determined using significant unobservable inputs.

(i)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(j)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	13

Statement of Assets and Liabilities	(Unaudited) September 30, 2021

ASSETS
Investments in Securities, at Value*	$935,368,581
Short Term Investments, at Value*	72,137,657
Interest and Dividends Receivable	1,865,484
Prepaid Expenses and Other Assets	9,760
Total Assets	1,009,381,482

LIABILITIES
Payable for Investments Purchased	10,028,615
Distribution Payable	3,415,738
Professional Fees Payable	63,391
Administration, Fund Accounting and Custodian Fees Payable	41,831
Transfer Agent Expenses Payable	29,248
Accrued Expenses	28,100
Trustees Fees Payable (See Note 7)	18,308
Shareholder Reporting Expenses Payable	3,964
Total Liabilities	13,629,195
Net Assets	$995,752,287

NET ASSETS CONSIST OF:
Paid-in Capital	$1,096,917,086
Undistributed (Accumulated) Net Investment Income (Loss)	(2,773,046)
Accumulated Net Realized Gain (Loss) on Investments	(64,321,355)
Net Unrealized Appreciation (Depreciation) on Investments	(34,070,398)
Total Distributable Earnings (Loss) (See Note 5)	(101,164,799)
Net Assets	$995,752,287

*Identified Cost:
Investments in Securities	$969,438,979
Short Term Investments	72,137,657

Class I (unlimited shares authorized):
Shares Outstanding	117,325,012
Net Asset Value, Offering and Redemption Price per Share	$8.49

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended September 30, 2021

INVESTMENT INCOME
Income:
Interest	$18,975,692
Total Investment Income	18,975,692

Expenses:
Investment Advisory Fees	2,709,801
Administration, Fund Accounting and Custodian Fees	87,991
Professional Fees	73,706
Transfer Agent Expenses	45,820
Miscellaneous Expenses	17,537
Shareholder Reporting Expenses	13,908
Trustees Fees	7,420
Insurance Expenses	6,524
Total Expenses	2,962,707
Less: Investment Advisory Fees (Waived)	(2,709,801)
Net Expenses	252,906

Net Investment Income (Loss)	18,722,786

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	(22,989)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,477,824
Net Realized and Unrealized Gain (Loss) on Investments	5,454,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,177,621

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	15

Statements of Changes in Net Assets

	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$18,722,786	$40,391,845
Net Realized Gain (Loss) on Investments	(22,989)	1,812,470
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,477,824	98,226,273
Net Increase (Decrease) in Net Assets Resulting from Operations	24,177,621	140,430,588

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(23,164,384)	(45,072,586)

Total Distributions to Shareholders	(23,164,384)	(45,072,586)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	23,400,000	(102,434,480)

Total Increase (Decrease) in Net Assets	$24,413,237	$(7,076,478)

NET ASSETS
Beginning of Period	$971,339,050	$978,415,528
End of Period	$995,752,287	$971,339,050

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)
9/30/2021	(d)	$8.48	0.16	0.05	0.21	(0.20)	—	(0.20)	$8.49		2.50%	$995,752	0.60%	0.05%	0.05%	3.80%
3/31/2021		$7.70	0.34	0.82	1.16	(0.38)	—	(0.38)	$8.48		15.25%	$971,339	0.60%	0.05%	0.05%	4.05%
3/31/2020		$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70		(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%
3/31/2019		$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77		3.85%	$817,374	0.61%	0.06%	0.06%	5.26%
3/31/2018		$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05		7.81%	$732,651	0.60%	0.05%	0.08%	6.04%
3/31/2017		$9.26	0.65	0.12	0.77	(0.89)	—	(0.89)	$9.14		8.69%	$476,739	0.62%	0.07%	0.07%	6.99%

											Period Ended
											9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										19%	31%	34%	25%	23%	20%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	17

Notes to Financial Statements	(Unaudited) September 30, 2021

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

The fiscal year end for the Fund is March 31, and the period covered by these Financial Statements is the six months ended September 30, 2021 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

18	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2021:

Category

Investments in Securities

Level 1

Money Market Funds	$72,137,657

Total Level 1	72,137,657

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	927,117,614

Non-Agency Commercial Mortgage Backed Obligations	4,658,708

Collateralized Loan Obligations	2,462,344

Asset Backed Obligations	970,725

Total Level 2	935,209,391

Level 3

Non-Agency Commercial Mortgage Backed Obligations	159,190

Total Level 3	159,190

Total	$1,007,506,238

See the Schedule of Investments for further disaggregation of investment categories.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2018-2020 (Federal) and 2017-2020 (CA) for the Fund, are those that are open for exam by taxing authorities. As of September 30, 2021, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2021. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Semi-Annual Report	|	September 30, 2021	19

Notes to Financial Statements (Cont.)

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended September 30, 2021, the Adviser fully waived the total investment advisory fee of $2,709,801.

20	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2022. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of September 30, 2021, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For period ended September 30, 2021, purchases and sales of investments, excluding short term investments, were $213,021,918 and $169,466,755, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Period Ended September 30, 2021	Year Ended March 31, 2021

Distributions Paid From:

Ordinary Income	$23,164,384	$45,072,586

Total Distributions Paid	$23,164,384	$45,072,586

The cost basis of investments for federal income tax purposes as of March 31, 2021, was as follows:

Tax Cost of Investments	$1,014,764,164

Gross Tax Unrealized Appreciation	10,132,730

Gross Tax Unrealized Depreciation	(50,989,471)

Net Tax Unrealized Appreciation (Depreciation)	$(40,856,741)

As of March 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(40,856,741)

Undistributed Ordinary Income	6,073,969

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	6,073,969

Other Accumulated Gains (Losses)	(67,395,264)

Total Accumulated Earnings (Losses)	$(102,178,036)

As of March 31, 2021, the Fund had $62,989,847 available for a capital loss carryforward. As of March 31, 2021, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2021, the following table shows the reclassifications made:

Semi-Annual Report	|	September 30, 2021	21

Notes to Financial Statements (Cont.)

	Undistributed (Accumulated) NetInvestment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	6,322,419	(6,322,419)	—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount

Shares Sold	6,124,698	$52,100,000	18,052,455	$149,100,000

Shares Redeemed	(3,368,894)	(28,700,000)	(30,474,505)	(251,534,480)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,755,804	$23,400,000	(12,422,050)	$(102,434,480)

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $7,420 from the Fund for the period ended September 30, 2021. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $7,420 which includes $4,663 in current fees (either paid in cash or deferred) and an increase of $2,757 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Effective March 15, 2021, borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%. Prior to March 15, 2021, borrowings under this credit facility bore interest at the Bank’s prime rate less 0.50%.

For the period ended September 30, 2021, the Fund did not draw on its available credit facility.

9.  Significant Shareholder Holdings

As of September 30, 2021, the Fund had 11 shareholders of record; four of the Fund’s shareholders, two of which were under common control with each other, collectively owned 46% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

22	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

active management risk:  the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Semi-Annual Report	|	September 30, 2021	23

Notes to Financial Statements (Cont.)

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

°

LIBOR risk: the London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives the Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

focused investment risk:  the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

24	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

•

fund level tax risk:  the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

Semi-Annual Report	|	September 30, 2021	25

Notes to Financial Statements (Cont.)

•

reliance on the adviser:  the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The phase out of a majority of the U.S. dollar LIBOR publications is expected to occur some time in 2023, with the remainder of LIBOR publications expected to end at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would be considered representative of the underlying market. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

26	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	|	September 30, 2021	27

Shareholder Expenses	(Unaudited) September 30, 2021

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/2021 through 9/30/2021. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)

DoubleLine Selective Credit Fund	Class I	0.05%	$1,000	$1,025	$0.25	$1,025	$0.25

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

28	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) September 30, 2021

For the fiscal year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2021, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2021, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2021, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	|	September 30, 2021	29

Information About Proxy Voting	(Unaudited) September 30, 2021

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

30	DoubleLine Selective Credit Fund

Privacy Policy	(Unaudited) September 30, 2021

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

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Privacy Policy (Cont.)

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

32	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2021

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

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Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-        -SC

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

1

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item  2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell

Ronald R. Redell, President

Date	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell

Ronald R. Redell, President

Date	December 3, 2021

By (Signature and Title)	/s/ Henry V. Chase

                                       Henry V. Chase, Treasurer and

                                       Principal Financial and Accounting Officer

Date	December 3, 2021

3